UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2013
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Approval of an Amendment to the 2012 Long-Term Incentive Plan.
As noted in Item 5.07 below, at the annual meeting of shareholders (the “Annual Meeting”) of Post Holdings, Inc. (the “Company”), shareholders approved an amendment to the Company’s 2012 Long-Term Incentive Plan (the “Plan”). A detailed summary of the material terms of the amendment appear in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 21, 2012.
The Plan was amended to provide individual award limits thereunder, as well as approval of the performance criteria in the Plan, to enable certain incentive compensation under the Plan to qualify as tax-deductible “performance-based compensation” within the meaning of Internal Revenue Code Section 162(m). The Plan, as amended and restated, is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting at Gateway Center, One Gateway Drive, Collinsville, Illinois 62234 on Thursday, January 31, 2013. At the Annual Meeting, of the 32,669,394 shares outstanding and entitled to vote, 29,781,409 shares were represented, constituting a 91.16% quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:
All of the nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2016 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Gregory L. Curl	26,653,975	266,173	2,861,261
William H. Danforth	26,130,934	789,214	2,861,261
David P. Skarie	25,863,315	1,056,833	2,861,261

Proposal 2:	The amendment to the Post Holdings, Inc. 2012 Long-Term Incentive Plan was approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
20,431,579	6,443,299	45,270	2,861,261

Proposal 3:
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2013 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain
29,708,770	49,799	22,840

Proposal 4:	The Company’s executive compensation, as described in the Company’s 2012 Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
25,009,162	885,695	1,025,291	2,861,261

Proposal 5:	The determination of the frequency of future advisory votes on executive compensation (every one, two or three years) received the non-binding advisory votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,907,244	87,744	2,876,872	1,048,288	2,861,261

The Board of Directors will take into account these results in determining the frequency it shall call for an advisory vote on executive compensation.
Item 9.01.    Financial Statement and Exhibits.
(d) Exhibits.

Number	Description
10.1	Post Holdings, Inc. 2012 Long-Term Incentive Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 1, 2013	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHBIIT INDEX

Exhibit No.	Description
10.1	Post Holdings, Inc. 2012 Long-Term Incentive Plan, as amended and restated

5